UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2020

Eaton Vance

Senior Floating-Rate Trust

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first two months of the period, however, were relatively benign, with senior loan prices staying above $95 and appreciating in November and December.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investor nerves across capital markets. Loan prices, however, continued to remain firm through January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic in the U.S., a global sell-off unfolded across both equity and credit markets at large, including the market for senior loans.

March proved to be the worst month of the period for the loan asset class, and was the second-worst month in the loan market’s history. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returned –12.37% against the backdrop of a global slide in capital markets amid investors’ flight to safety. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed at $76.23 on March 23.

Beginning in the last week of March, however, credit markets, including senior loans, turned a corner as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve cut its benchmark federal funds rate to 0.00%-0.25% and announced a spectrum of support measures to help credit markets worldwide. In response, the loan market began a rally that continued through the end of the period, with the Index returning 9.70% for the quarter ended June 30, 2020, and 4.14% for the quarter ended September 30, 2020.

Technical factors were also a tailwind for loans as demand outpaced supply for most of the period. Contributing factors included seven months of easing retail fund redemptions from April through October 2020, and an increase in institutional demand for structured loan products. By period-end, the average price of loans had risen to $93.17 — a dramatic increase from its March low, but still shy of its $96.72 level at the start of 2020.

For the period as a whole, BBB rated loans in the Index returned 0.28%; BB rated loans in the Index returned -0.60%; B rated loans in the Index returned 3.13%; CCC rated loans in the Index returned –1.41%; D rated (defaulted) loans in the Index returned –47.77%; and the Index overall returned 1.72%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.43% at the beginning of the period to 4.11% at period-end — approximately one percentage point above the long-term average.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 0.42% at net asset value of its common shares (NAV), underperforming its benchmark, the Index, which returned 1.72%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund’s use of investment leverage, which is not employed by the Index, was the primary detractor from Fund performance relative to the Index during the period. The Fund uses leverage to achieve additional exposure to the loan market, thus magnifying exposure to the Fund’s underlying investments in both up and down markets. During a period when loan prices fell for the period as a whole, leverage magnified the decline in value of the Fund’s underlying holdings.

The Fund’s overweight position in BB rated loans, relative to the Index, also detracted from Fund performance versus the Index, as the BB credit tier underperformed the Index during the period.

On an industry basis, the Fund’s overweight exposure to the leisure goods/activities/movies industry, which experienced a drastic decline in business as a result of the global pandemic, also detracted from Fund performance relative to the Index during the period. An underweight position in the health care industry, which experienced increased demand during the pandemic, detracted from relative results as well. Security selections in the oil & gas and the utilities industries also hurt relative performance. The Fund’s allocation to collateralized loan obligations detracted from Fund performance relative to the Index as well.

In contrast, an overweight position in the drugs industry — which benefited from the search for COVID-19 vaccines and treatments — and an underweight position in the air transport industry — where demand nearly disappeared in the initial surge of the pandemic — contributed to Fund performance versus the Index during the period. Security selections across the business equipment & services, cosmetics/toiletries, and leisure goods/activities/movies industries helped relative performance as well.

The Fund’s allocation to high yield bonds, which generally outperformed loans in the second half of the period as investors searched for yield in a low-yield environment, contributed to Fund performance versus the Index as well during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	11/28/2003	0.42%	5.75%	5.91%
Fund at Market Price	—	–0.52	5.23	4.13

S&P/LSTA Leveraged Loan Index	—	1.72%	4.09%	4.11%

% Premium/Discount to NAV[4]

				–11.85%

Distributions[5]

Total Distributions per share for the period				$0.924
Distribution Rate at NAV				5.78%
Distribution Rate at Market Price				6.55

% Total Leverage[6]

Auction Preferred Shares (APS)				9.52%
Borrowings				28.01

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Fund Profile

Top 10 Issuers (% of total investments)7

TransDigm, Inc.	1.2%

Hyland Software, Inc.	1.2

UPC Broadband Holding B.V.	0.9

CenturyLink, Inc.	0.8

Virgin Media SFA Finance Limited	0.8

Asurion, LLC	0.6

Uber Technologies	0.8

Informatica, LLC	0.8

Tibco Software, Inc.	0.7

MA FinanceCo., LLC	0.7

Total	8.5%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	15.2%

Health Care	8.3

Business Equipment and Services	7.6

Industrial Equipment	4.6

Drugs	4.6

Chemicals and Plastics	4.2

Insurance	4.2

Telecommunications	4.0

Leisure Goods/Activities/Movies	4.0

Cable and Satellite Television	3.7

Total	60.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Included in the average annual total return at NAV for the five- and ten year periods is the impact of the tender and repurchase of a portion of the Fund’s APS at 92% and 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt, and Daniel P. McElaney.

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Endnotes and Additional Disclosures — continued

Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

6

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 146.1%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 3.3%

Aernnova Aerospace S.A.U.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	102	$95,272

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	398	371,559

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	400	458,057

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(2)		672	661,341

Dynasty Acquisition Co., Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		1,017	913,820

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		1,891	1,699,118

IAP Worldwide Services, Inc.

Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(3)		311	303,949

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2021(4)		403	317,518

Spirit Aerosystems, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing January 30, 2025		425	425,531

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		2,507	2,366,724

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		7,275	6,859,384

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025		1,866	1,656,309

			$16,128,582

Air Transport — 1.6%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024		2,963	$2,955,357

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027		750	764,473

SkyMiles IP, Ltd.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing April 29, 2023		1,970	1,967,265

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027		2,025	2,021,837

			$7,708,932

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive — 4.2%

Adient US, LLC

Term Loan, 4.42%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)		1,383	$1,366,083

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024		2,692	2,605,445

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		758	734,836

Bright Bidco B.V.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024		1,477	700,762

Chassix, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023		1,313	1,175,023

Clarios Global, L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		3,354	3,257,468

Dayco Products, LLC

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		992	631,375

Garrett LX III S.a.r.l.

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing September 27, 2025	EUR	368	417,794

Term Loan, 5.75%, (USD Prime + 2.50%), Maturing September 27, 2025		246	238,563

Garrett Motion, Inc.

DIP Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 15, 2021		144	144,619

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		556	542,405

Les Schwab Tire Centers

Term Loan, Maturing October 28, 2027(5)		2,625	2,605,313

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,414	3,163,456

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		991	985,481

TI Group Automotive Systems, LLC

Term Loan, 4.50%, (3 mo. EURIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024	EUR	762	883,026

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024		1,220	1,217,371

			$20,669,020

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.5%

Arterra Wines Canada, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 15, 2023	2,411	$2,380,383

		$2,380,383

Brokerage / Securities Dealers / Investment Houses — 0.7%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	3,187	$3,079,769

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	22	22,100

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023	550	532,125

		$3,633,994

Building and Development — 5.2%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025	395	$399,259

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026	252	250,584

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	2,277	2,214,027

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027	575	569,250

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	1,390	1,363,013

Term Loan, Maturing October 1, 2026(5)	300	293,813

Applecaramel Buyer, LLC

Term Loan, Maturing October 19, 2027(5)	2,175	2,146,001

Beacon Roofing Supply, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	561	544,040

Brookfield Property REIT, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	931	781,574

Core & Main L.P.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024	1,048	1,021,362

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Cornerstone Building Brands, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025		735	$723,249

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024		1,063	1,062,974

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025		5,306	5,091,391

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, Maturing August 7, 2027(5)		775	772,094

Term Loan, Maturing September 29, 2027(5)	EUR	1,500	1,735,328

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027		1,959	1,924,539

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023		1,793	1,783,962

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025		549	527,976

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024		1,068	1,033,028

WireCo WorldGroup, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 30, 2023		868	763,068

Term Loan - Second Lien, 10.00%, (6 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing September 30, 2024		1,175	910,625

			$25,911,157

Business Equipment and Services — 11.9%

Adevinta ASA

Term Loan, Maturing October 23, 2027(5)		300	$298,875

Term Loan, Maturing October 23, 2027(5)	EUR	1,150	1,338,510

Adtalem Global Education, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		367	363,355

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025		773	823,956

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024		2,596	2,519,879

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	714	822,973

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	1,687	$1,654,910

Amentum Government Services Holdings, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 1, 2027	923	888,087

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	3,097	3,040,412

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025	647	640,687

Asplundh Tree Expert, LLC

Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027	1,150	1,149,042

Belfor Holdings, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	494	492,516

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027	594	590,605

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	858	837,134

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 21, 2024	508	474,366

Camelot U.S. Acquisition 1 Co.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026	1,125	1,110,234

Cardtronics USA, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing June 29, 2027	549	549,311

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	2,955	2,931,018

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	900	872,539

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023	150	148,227

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	2,020	1,993,931

EAB Global, Inc.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing November 15, 2024(2)	1,243	1,213,601

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023		2,783	$2,765,321

Garda World Security Corporation

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026		1,408	1,406,899

Greeneden U.S. Holdings II, LLC

Term Loan, Maturing October 8, 2027(5)		850	841,500

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025		2,556	2,515,348

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 16, 2027		775	763,666

Intrado Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024		318	294,523

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024		1,045	975,058

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025		1,965	1,934,706

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		829	799,744

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		594	573,952

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025		2,923	2,684,442

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 22, 2025		400	359,250

LGC Group Holdings, Ltd.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 21, 2027	EUR	475	540,367

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		324	313,246

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		1,416	1,125,356

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023		1,007	858,805

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Pre-Paid Legal Services, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		444	$430,043

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026(2)		2,259	2,232,395

Red Ventures, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024		1,381	1,332,444

Rockwood Service Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		473	469,376

Sabre GLBL, Inc.

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing February 22, 2024		925	875,544

SMG US Midco 2, Inc.

Term Loan, 2.69%, (USD LIBOR + 2.50%), Maturing January 23, 2025(2)		219	187,591

Speedster Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing March 31, 2027	EUR	2,125	2,369,080

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		3,424	3,342,904

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing July 15, 2025	EUR	739	849,024

Tempo Acquisition, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing November 2, 2026		1,580	1,530,669

TruGreen Limited Partnership

Term Loan, Maturing October 29, 2027(5)		575	569,250

Vestcom Parent Holdings, Inc.

Term Loan, 4.14%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		481	469,320

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		242	237,957

Zephyr Bidco Limited

Term Loan, 4.30%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	700	872,560

			$59,274,508

Cable and Satellite Television — 5.7%

Altice France S.A.

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		733	$710,779

Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		1,133	1,102,365

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,432	$3,321,690

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		1,225	1,188,618

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		1,785	1,709,377

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	434	482,358

Telenet Financing USD, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		3,725	3,603,356

UPC Broadband Holding B.V.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		825	794,406

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	725	824,951

Term Loan, Maturing January 31, 2029(5)	EUR	825	950,428

Term Loan, Maturing January 31, 2029(5)	EUR	825	950,428

Term Loan, Maturing January 31, 2029(5)		1,888	1,842,672

Term Loan, Maturing January 31, 2029(5)		1,888	1,842,672

Virgin Media Bristol, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		4,200	4,063,790

Term Loan, Maturing January 31, 2029(5)		1,175	1,155,276

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	1,200	1,360,603

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	2,200	2,505,113

			$28,408,882

Chemicals and Plastics — 6.9%

Alpha 3 B.V.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 31, 2024		1,274	$1,255,381

Aruba Investments, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 7, 2025		1,075	1,073,656

Axalta Coating Systems US Holdings, Inc.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,247	2,186,098

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	566	635,685

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Emerald Performance Materials, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing August 12, 2025		360	$358,500

Ferro Corporation

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		313	309,288

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		320	316,012

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		410	404,762

Flint Group GmbH

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		140	126,157

Flint Group US, LLC

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		848	763,145

Gemini HDPE, LLC

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		1,928	1,890,160

H.B. Fuller Company

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		1,152	1,134,364

Hexion, Inc.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		716	706,093

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	1,450	1,657,079

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	175	200,926

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		203	200,470

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	2,893	3,276,187

Messer Industries GmbH

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		1,379	1,346,249

Minerals Technologies, Inc.

Term Loan, 3.00%, (USD LIBOR + 2.25%, Floor 0.75%), Maturing February 14, 2024(2)		805	804,122

Momentive Performance Materials, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		420	398,179

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Orion Engineered Carbons GmbH

Term Loan, 2.22%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		1,089	$1,073,216

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	733	839,677

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		1,579	1,444,382

PQ Corporation

Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		2,219	2,160,611

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing February 7, 2027		1,870	1,858,623

Pregis TopCo Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing July 31, 2026		596	581,915

Rohm Holding GmbH

Term Loan, 5.32%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		372	336,358

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		1,420	1,379,596

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing October 1, 2025	EUR	425	485,519

Tronox Finance, LLC

Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing September 23, 2024(2)		2,846	2,792,494

Univar, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		1,763	1,729,476

Venator Materials Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		364	351,019

			$34,075,399

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024		183	$180,274

			$180,274

Containers and Glass Products — 3.0%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026		913	$884,240

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

BWAY Holding Company

Term Loan, 3.48%, (USD LIBOR + 3.25%), Maturing April 3, 2024(2)		2,406	$2,256,687

Flex Acquisition Company, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing December 29, 2023(2)		2,657	2,597,163

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,393	1,342,538

Libbey Glass, Inc.

DIP Loan, 12.00%, (USD LIBOR + 11.00%, Floor 1.00%), Maturing November 27, 2020(2)		236	236,891

DIP Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 2.00% cash, 2.00% PIK, Maturing November 30, 2020		238	243,930

Term Loan, 0.00%, Maturing April 9, 2021(7)		836	138,142

Reynolds Consumer Products, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 4, 2027		1,217	1,196,149

Reynolds Group Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		1,954	1,920,744

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026		1,425	1,392,937

Ring Container Technologies Group, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		802	776,551

Trident TPI Holdings, Inc.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing October 17, 2024	EUR	1,337	1,522,315

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 17, 2024		535	520,089

			$15,028,376

Cosmetics / Toiletries — 0.7%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		3,424	$3,399,766

			$3,399,766

Drugs — 7.3%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	200	$233,476

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025		820	826,351

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)		776	$766,688

Term Loan, Maturing August 30, 2024(5)		250	246,875

Alkermes, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		347	345,561

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,372	3,222,665

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		1,617	1,414,607

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		4,842	4,736,813

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026		788	786,030

Elanco Animal Health Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing August 1, 2027		684	669,831

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		4,930	4,717,750

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027		4,109	4,015,928

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026		2,008	1,970,354

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		5,425	5,394,622

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024		2,651	2,451,339

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing February 24, 2025		2,936	2,711,726

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	575	655,723

Packaging Coordinators Midco, Inc.

Term Loan, Maturing September 25, 2027(5)		1,150	1,134,906

			$36,301,245

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.4%

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025		1,813	$1,736,116

Patriot Container Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 20, 2025		122	118,523

US Ecology Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		248	245,024

			$2,099,663

Electronics / Electrical — 24.4%

Allegro Microsystems, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.25%, Floor 0.50%), Maturing September 30, 2027		575	$574,281

Applied Systems, Inc.

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025		2,450	2,469,906

Aptean, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		691	667,668

Term Loan - Second Lien, 8.65%, (1 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		1,375	1,364,138

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		796	799,980

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023		185	184,491

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,818	3,712,608

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	270	310,190

Barracuda Networks, Inc.

Term Loan - Second Lien, Maturing October 30, 2028(5)		425	423,938

Buzz Merger Sub, Ltd.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		547	535,621

Cambium Learning Group, Inc.

Term Loan, 4.72%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025		875	845,834

Castle US Holding Corporation

Term Loan, 3.97%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		974	918,906

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

CDW, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	1,212	$1,209,005

Celestica, Inc.

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	228	225,509

CentralSquare Technologies, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	811	728,493

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	735	710,562

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	1,683	1,627,040

Cornerstone OnDemand, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	1,658	1,644,852

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	592	566,461

E2open, LLC

Term Loan, Maturing October 29, 2027(5)	875	869,531

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024	730	726,137

Electro Rent Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024	1,600	1,578,032

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027	4,715	4,705,716

Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), Maturing July 31, 2028	850	869,125

EXC Holdings III Corp.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024	462	456,741

Finastra USA, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024	5,352	5,065,972

Fiserv Investment Solutions, Inc.

Term Loan, 5.02%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	549	546,911

GlobalLogic Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025	408	396,173

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

GlobalLogic Holdings, Inc. (continued)

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing September 14, 2027		750	$736,875

Go Daddy Operating Company, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 10, 2027		1,122	1,105,705

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024		5,796	5,725,772

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), Maturing July 7, 2025		3,630	3,632,269

Imperva, Inc.

Term Loan, Maturing January 12, 2026(5)		600	592,875

Infoblox, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		1,561	1,560,829

Informatica, LLC

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 25, 2027	EUR	274	310,976

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		5,871	5,685,579

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(8)		500	508,125

LogMeIn, Inc.

Term Loan, 4.89%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027		1,500	1,456,875

MA FinanceCo., LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		462	438,462

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing June 5, 2025	EUR	700	813,471

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025		1,750	1,733,594

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,169	1,131,979

Marcel LUX IV S.a.r.l.

Term Loan, Maturing September 22, 2027(5)		450	445,500

MaxLinear, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 31, 2023		1,275	1,273,406

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027		2,850	2,805,469

Mirion Technologies, Inc.

Term Loan, 4.27%, (6 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		419	416,578

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

MKS Instruments, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026	286	$283,142

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023	478	475,487

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	1,486	1,443,752

Recorded Books, Inc.

Term Loan, 4.39%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025	802	784,898

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.25%, Floor 0.50%), Maturing August 29, 2025	1,500	1,475,625

Redstone Buyer, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027	2,630	2,610,275

Refinitiv US Holdings, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	1,552	1,531,966

Renaissance Holding Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	1,173	1,134,388

Term Loan - Second Lien, 7.15%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	175	169,750

Seattle Spinco, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	3,123	2,961,045

SkillSoft Corporation

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	424	425,599

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	1,401	1,383,407

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	1,848	1,817,580

Solera, LLC

Term Loan, 2.92%, (2 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	2,640	2,576,323

Sophia L.P.

2020 1st Lien Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing October 7, 2027	425	418,691

Sparta Systems, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 21, 2024	2,155	2,052,959

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	1,003	$976,901

SS&C Technologies, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	1,428	1,390,469

STG-Fairway Holdings, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2027	1,636	1,592,549

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	1,024	1,006,178

Switch, Ltd.

Term Loan, 2.39%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	167	166,632

Tech Data Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2025	1,125	1,125,703

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	4,963	4,828,625

Term Loan - Second Lien, 7.40%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	1,250	1,225,000

TTM Technologies, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	139	137,023

Uber Technologies, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	4,060	3,997,022

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	2,571	2,542,343

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,584	1,558,260

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026	3,950	3,932,170

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), Maturing May 3, 2027	250	255,104

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	714	710,492

Valkyr Purchaser, LLC

Term Loan, Maturing October 29, 2027(5)	750	742,500

Verifone Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,128	1,035,222

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025		2,525	$2,472,922

Vero Parent, Inc.

Term Loan, 6.51%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024		2,401	2,353,220

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027		1,119	1,100,486

Vungle, Inc.

Term Loan, 5.64%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026		668	665,744

Western Digital Corporation

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		1,019	1,013,536

			$121,481,148

Equipment Leasing — 0.4%

Boels Topholding B.V.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing January 14, 2027	EUR	575	$650,630

Fly Funding II S.a.r.l.

Term Loan, 6.24%, (3 mo. USD LIBOR + 6.00%), Maturing October 8, 2025		1,225	1,182,125

			$1,832,755

Financial Intermediaries — 4.2%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		420	$396,605

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		4,755	4,477,301

Citco Funding, LLC

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,453	2,388,797

Claros Mortgage Trust, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026		743	715,584

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		2,517	758,366

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		244	243,141

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	675	774,740

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

FB Income Advisor, LLC

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025	514	$509,354

Focus Financial Partners, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024	2,747	2,677,773

Greenhill & Co., Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	971	961,538

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	1,341	1,276,945

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025	474	461,967

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023	997	990,980

Harbourvest Partners, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	871	856,722

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026	1,390	1,362,289

Starwood Property Trust, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026	495	485,100

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	1,084	1,061,927

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024	429	425,330

		$20,824,459

Food Products — 4.0%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	2,304	$2,236,077

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024	347	347,076

B&G Foods, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026	206	205,620

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024	340	319,979

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

CHG PPC Parent, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		464	$450,383

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing March 31, 2025	EUR	2,825	3,199,658

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027		2,020	1,952,486

Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing January 31, 2027	EUR	1,175	1,336,940

H Food Holdings, LLC

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		1,667	1,607,287

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		418	404,670

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		707	696,442

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		1,372	1,370,470

Term Loan, 2.25%, (3 mo. EURIBOR + 1.75%, Floor 0.50%), Maturing November 1, 2025	EUR	277	323,588

JBS USA Lux S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		3,989	3,906,557

Nomad Foods Europe Midco Limited

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,170	1,145,437

Shearer’s Foods, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing September 23, 2027		400	396,333

			$19,899,003

Food Service — 1.8%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026		4,466	$4,299,695

IRB Holding Corp.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025		2,057	1,962,468

Restaurant Technologies, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		197	189,131

US Foods, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023		780	749,433

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc. (continued)

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026		1,584	$1,510,456

			$8,711,183

Food / Drug Retailers — 0.4%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		578	$577,500

CNT Holdings I Corp.

Term Loan, Maturing October 16, 2027(5)		725	717,750

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	400	374,510

Term Loan, 5.55%, (6 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	400	413,564

			$2,083,324

Forest Products — 0.2%

Neenah, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing June 25, 2027		923	$924,994

			$924,994

Health Care — 13.3%

Accelerated Health Systems, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		516	$499,049

ADMI Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		1,638	1,581,765

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		730	667,950

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing April 24, 2024		475	217,312

athenahealth, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		1,798	1,763,920

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		382	380,009

Term Loan, Maturing October 29, 2027(5)		400	396,000

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica Holding I L.P.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023		1,422	$1,371,861

BW NHHC Holdco, Inc.

Term Loan, 5.27%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		2,190	1,872,796

CeramTec AcquiCo GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 7, 2025	EUR	829	925,533

Certara L.P.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		967	945,326

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024(2)		4,712	4,610,153

CHG Healthcare Services, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 7, 2023		3,111	3,040,041

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024		486	483,819

Dedalus Finance GmbH

Term Loan, 4.50%, (1 mo. EURIBOR + 4.50%), Maturing May 4, 2027	EUR	750	866,572

Term Loan, Maturing August 16, 2027(5)	EUR	1,100	1,270,972

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		495	485,719

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		5,532	3,981,830

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		2,316	2,272,495

GHX Ultimate Parent Corporation

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing June 28, 2024		873	848,972

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022		1,448	1,436,261

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,024	1,016,925

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		1,112	1,085,371

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024		493	$486,246

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		897	884,352

Medical Solutions, LLC

Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024		1,521	1,464,125

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023		2,677	2,646,702

National Mentor Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		27	26,546

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		590	581,553

Navicure, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		920	898,516

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026		500	493,125

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022		1,935	1,794,481

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		4,559	4,417,705

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing June 30, 2025	EUR	398	447,693

Parexel International Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		2,165	2,081,705

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		1,778	1,722,018

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing March 5, 2026		575	565,896

Radiology Partners, Inc

Term Loan, 4.81%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)		2,363	2,237,531

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023		1,443	1,423,530

Select Medical Corporation

Term Loan, 2.78%, (6 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		2,578	2,521,205

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Sound Inpatient Physicians

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	440	$430,894

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024	3,020	2,869,893

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024	1,849	1,511,877

Tecomet, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2024	1,023	986,876

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	2,378	2,231,302

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	751	738,299

Viant Medical Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	441	405,353

Wink Holdco, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing December 2, 2024	462	460,205

		$66,348,279

Home Furnishings — 0.8%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	1,071	$1,074,886

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	3,543	3,038,390

		$4,113,276

Industrial Equipment — 7.5%

AI Alpine AT Bidco GmbH

Term Loan, 3.23%, (USD LIBOR + 3.00%), Maturing October 31, 2025(2)	221	$204,759

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027	1,150	1,141,950

Altra Industrial Motion Corp.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	584	573,098

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		2,238	$2,127,475

CFS Brands, LLC

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		244	216,649

CPM Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		2,040	1,897,487

Delachaux Group S.A.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing April 16, 2026	EUR	350	391,577

Term Loan, 4.74%, (USD LIBOR + 4.50%), Maturing April 16, 2026(2)		446	428,237

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	292	324,653

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	729	811,637

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		823	804,788

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		435	427,387

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022		1,169	1,093,940

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024		1,786	1,743,422

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024		270	267,823

EWT Holdings III Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		1,675	1,645,002

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,500	1,462,429

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	366	417,486

Term Loan, Maturing March 31, 2025(5)		350	345,406

Gardner Denver, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,182	1,145,171

Term Loan, 2.00%, (1 mo. EURIBOR + 2.00%), Maturing March 1, 2027	EUR	374	429,432

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	845	$957,121

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024		4,101	4,030,937

Hayward Industries, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		430	419,142

Term Loan, Maturing August 4, 2026(5)		650	639,437

Ingersoll-Rand Services Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,294	1,253,078

LTI Holdings, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		1,433	1,337,546

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		198	186,368

Pro Mach Group, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 3.50%), Maturing March 7, 2025(3)		211	213,697

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 7, 2025		638	615,538

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	1,750	2,007,989

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025		951	876,952

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024		261	257,923

Titan Acquisition Limited

Term Loan, 3.36%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		2,824	2,685,059

Vertical Midco GmbH

Term Loan, 4.57%, (6 mo. USD LIBOR + 4.25%), Maturing July 30, 2027		1,225	1,210,198

Welbilt, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		3,146	2,894,552

			$37,485,345

Insurance — 6.7%

Alliant Holdings Intermediate, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		2,286	$2,205,267

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Alliant Holdings Intermediate, LLC (continued)

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		444	$429,748

Term Loan, Maturing October 8, 2027(5)		450	446,813

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		4,809	4,755,754

AssuredPartners Capital, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 12, 2027		473	471,562

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		1,414	1,367,287

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		1,069	1,053,947

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,032	1,996,914

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		3,499	3,508,718

Financiere CEP S.A.S.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 3, 2027	EUR	500	583,271

FrontDoor, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		441	438,795

Hub International Limited

Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		3,972	3,827,661

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 25, 2025		1,737	1,734,101

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		3,342	3,206,272

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027		1,775	1,763,166

Sedgwick Claims Management Services, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,154	1,110,605

USI, Inc.

Term Loan, 3.22%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,231	3,120,310

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		1,315	1,302,117

			$33,322,308

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 6.4%

AMC Entertainment Holdings, Inc.

Term Loan, 3.23%, (3 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		1,748	$999,002

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	3,300	3,391,752

Ancestry.com Operations, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		3,012	3,010,250

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		4,237	4,092,234

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		648	654,048

Carnival Corporation

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing June 30, 2025		1,297	1,306,476

ClubCorp Holdings, Inc.

Term Loan, 2.97%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,722	1,455,955

Crown Finance US, Inc.

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	267	178,034

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		1,599	912,962

Term Loan, 3.02%, (6 mo. USD LIBOR + 2.75%), Maturing September 30, 2026		1,386	774,774

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		1,538	1,483,694

Etraveli Holding AB

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	875	845,827

Lindblad Expeditions, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		1,340	1,246,482

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		335	311,620

Match Group, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		700	684,250

Motion Finco S.a.r.l.

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		63	54,787

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		482	416,858

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Playtika Holding Corp.

Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024		3,104	$3,112,527

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		1,659	1,555,690

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		1,065	1,063,472

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		473	454,081

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		1,628	1,273,782

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		200	195,011

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		2,083	2,045,107

Vue International Bidco PLC

Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing July 3, 2026	EUR	615	524,238

			$32,042,913

Lodging and Casinos — 4.1%

Aristocrat Technologies, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		959	$935,637

Azelis Finance S.A.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	1,825	2,082,977

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		618	602,251

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		3,144	2,964,347

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(2)		4,610	4,084,418

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024		1,024	1,014,365

GVC Holdings PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	1,725	1,979,891

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		2,375	$2,036,753

Sportradar Capital S.a.r.l.

Term Loan, Maturing October 27, 2027(5)	EUR	500	577,351

Stars Group Holdings B.V. (The)

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		1,619	1,620,638

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	537	626,999

VICI Properties 1, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing December 20, 2024		2,124	2,046,874

			$20,572,501

Nonferrous Metals / Minerals — 0.5%

American Consolidated Natural Resources, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), Maturing September 16, 2025		608	$471,458

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(4)(8)		163	128,837

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		888	79,935

Oxbow Carbon, LLC

Term Loan, Maturing October 13, 2025(5)		750	738,750

Rain Carbon GmbH

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	925	1,008,623

			$2,427,603

Oil and Gas — 4.5%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022		732	$640,241

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		160	155,033

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027		198	197,130

Blackstone CQP Holdco L.P.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		963	943,556

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Buckeye Partners L.P.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	2,562	$2,513,286

Centurion Pipeline Company, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 28, 2025	225	221,625

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	246	241,634

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	1,170	1,076,557

CITGO Petroleum Corporation

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	4,599	4,323,064

Delek US Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	1,256	1,185,568

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	572	560,206

Fieldwood Energy, LLC

DIP Loan, 3.68%, (1 mo. USD LIBOR + 8.75%), Maturing August 4, 2021(3)	395	397,458

Term Loan, 0.00%, Maturing April 11, 2022(7)	2,677	660,884

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00% PIK, Maturing June 30, 2025	331	217,382

Matador Bidco S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	3,766	3,671,923

McDermott Technology Americas, Inc.

Term Loan, 3.14%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	24	19,674

Prairie ECI Acquiror L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	2,680	2,412,069

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024	1,718	1,625,736

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(4)	459	290,056

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	78	70,669

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	80	62,951

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Sunrise Oil & Gas Properties, LLC (continued)

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	93	$46,786

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	988	980,711

		$22,514,199

Publishing — 1.2%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027	500	$498,750

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	1,067	1,043,437

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 12, 2024	400	397,000

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,579	1,478,690

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)	740	120,182

Nielsen Finance, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025	796	796,000

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	1,321	1,291,881

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	189	165,697

		$5,791,637

Radio and Television — 3.1%

Cumulus Media New Holdings, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 31, 2026	471	$445,776

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	2,871	1,797,068

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	859	829,128

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entravision Communications Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	774	$741,750

Gray Television, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	209	204,321

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	595	583,152

Hubbard Radio, LLC

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	697	671,424

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	1,712	1,611,123

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 1, 2026	399	386,199

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	1,267	1,235,576

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	480	469,005

Sinclair Television Group, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	463	451,267

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	594	577,170

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	2,428	2,373,434

Univision Communications, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 15, 2026	3,174	3,100,198

		$15,476,591

Retailers (Except Food and Drug) — 2.1%

Apro, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	621	$616,003

Ascena Retail Group, Inc.

DIP Loan, 12.75%, (1 mo. USD LIBOR + 11.75%, Floor 1.00%), Maturing March 16, 2021	624	748,540

Term Loan, 0.00%, Maturing August 21, 2022(7)	1,801	558,383

Bass Pro Group, LLC

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	1,261	1,258,198

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	471	464,981

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	42	$41,673

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	284	255,542

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	328	260,429

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	1,475	1,455,986

Hoya Midco, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	1,961	1,675,298

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	913	898,432

PetSmart, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 11, 2022	1,231	1,222,534

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	2,115	825,028

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)(7)	415	236,507

		$10,517,534

Steel — 1.0%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	1,214	$1,209,694

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	1,958	1,935,570

Neenah Foundry Company

Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing December 13, 2022	648	567,028

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	829	795,600

Zekelman Industries, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	572	556,838

		$5,064,730

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.4%

Hertz Corporation (The)

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2023		961	$900,879

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022		106	102,600

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022		349	337,394

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		600	589,750

			$1,930,623

Telecommunications — 6.3%

Cablevision Lightpath, LLC

Term Loan, Maturing September 15, 2027(5)		350	$345,406

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027		6,799	6,557,580

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024		1,576	1,382,585

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		1,455	1,277,680

eircom Finco S.a.r.l.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing May 15, 2026	EUR	1,540	1,768,191

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,500	1,699,662

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021		398	395,345

Term Loan, 0.00%, Maturing January 6, 2023(7)		2,678	1,874,363

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(3)		1,022	1,041,779

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023		1,750	1,764,949

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024		1,700	1,717,530

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(4)		1,127	804,455

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		1,665	$1,583,475

Plantronics, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		1,192	1,144,114

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023		951	745,449

Telesat Canada

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		1,315	1,273,145

Zayo Group Holdings, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027		2,413	2,331,691

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing March 9, 2027	EUR	423	481,420

Ziggo Financing Partnership

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		3,475	3,341,310

			$31,530,129

Utilities — 1.4%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025		1,665	$1,630,160

Calpine Construction Finance Company, L.P.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		867	842,962

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		3,008	2,940,626

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026		864	843,433

Longview Power, LLC

Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), Maturing July 30, 2025(4)		339	271,563

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023		195	192,114

			$6,720,858

Total Senior Floating-Rate Loans (identified cost $759,008,355)			$726,815,573

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Corporate Bonds & Notes — 4.8%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.2%

TransDigm, Inc.

6.50%, 7/15/24	$477	$477,298

7.50%, 3/15/27	259	267,855

		$745,153

Automotive — 0.1%

Ford Motor Co.

9.00%, 4/22/25	$137	$161,322

4.75%, 1/15/43	230	213,469

Navistar International Corp.

6.625%, 11/1/25(9)	294	304,349

		$679,140

Building and Development — 0.2%

Builders FirstSource, Inc.

5.00%, 3/1/30(9)	$113	$119,356

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)	36	35,676

Standard Industries, Inc.

5.00%, 2/15/27(9)	597	616,776

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

5.875%, 6/15/24	8	8,680

		$780,488

Business Equipment and Services — 0.6%

EIG Investors Corp.

10.875%, 2/1/24	$875	$911,229

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(9)	700	733,124

5.75%, 4/15/26(9)	700	746,375

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	394	440,713

		$2,831,441

Cable and Satellite Television — 0.3%

Altice France S.A.

8.125%, 2/1/27(9)	$597	$649,921

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.375%, 5/1/25(9)	65	66,836

5.75%, 2/15/26(9)	31	32,175

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

5.875%, 9/15/22	$15	$15,853

5.25%, 6/1/24	10	10,694

5.75%, 1/15/30(9)	491	525,517

4.125%, 12/1/30(9)	200	203,556

DISH DBS Corp.

6.75%, 6/1/21	14	14,284

5.875%, 11/15/24	5	5,038

TEGNA, Inc.

5.00%, 9/15/29	51	51,685

		$1,575,559

Conglomerates — 0.0%(6)

Spectrum Brands, Inc.

5.75%, 7/15/25	$70	$72,100

5.00%, 10/1/29(9)	18	19,125

		$91,225

Consumer Products — 0.0%(6)

Central Garden & Pet Co.

6.125%, 11/15/23	$25	$25,511

		$25,511

Containers and Glass Products — 0.0%(6)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.125%, 8/15/26(9)	$200	$204,250

		$204,250

Distribution & Wholesale — 0.0%(6)

Performance Food Group, Inc.

5.50%, 10/15/27(9)	$63	$64,690

		$64,690

Diversified Financial Services — 0.0%(6)

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(9)	$221	$219,066

		$219,066

Drugs — 0.2%

AdaptHealth, LLC

6.125%, 8/1/28(9)	$115	$119,744

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Drugs (continued)

Bausch Health Americas, Inc.

8.50%, 1/31/27(9)	$128	$140,139

Bausch Health Cos., Inc.

7.00%, 1/15/28(9)	687	729,381

		$989,264

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

8.50%, 5/1/27(9)	$525	$573,234

		$573,234

Electronics / Electrical — 0.0%(6)

Sensata Technologies, Inc.

4.375%, 2/15/30(9)	$42	$43,969

		$43,969

Financial Intermediaries — 0.2%

Ford Motor Credit Co., LLC

5.125%, 6/16/25	$457	$476,898

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	18	18,085

6.25%, 5/15/26	597	620,785

JPMorgan Chase & Co.

Series S, 6.75% to 2/1/24(10)(11)	80	87,494

		$1,203,262

Food Products — 0.3%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)	$1,000	$1,068,125

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(9)	143	155,691

		$1,223,816

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)	$1,175	$1,126,537

		$1,126,537

Health Care — 0.1%

HCA, Inc.

5.875%, 2/15/26	$17	$19,231

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)

Tenet Healthcare Corp.

6.75%, 6/15/23	$225	$237,497

		$256,728

Insurance — 0.2%

AssuredPartners, Inc.

7.00%, 8/15/25(9)	$875	$895,226

		$895,226

Internet Software & Services — 0.1%

Netflix, Inc.

5.375%, 11/15/29(9)	$220	$257,950

Riverbed Technology, Inc.

8.875%, 3/1/23(9)	27	18,495

		$276,445

Leisure Goods / Activities / Movies — 0.1%

Viking Cruises, Ltd.

6.25%, 5/15/25(9)	$40	$31,346

5.875%, 9/15/27(9)	784	612,990

		$644,336

Lodging and Casinos — 0.4%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)	$597	$568,604

ESH Hospitality, Inc.

5.25%, 5/1/25(9)	17	17,025

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24	10	10,546

MGM Resorts International

7.75%, 3/15/22	17	17,887

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)	875	926,625

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)	240	222,342

		$1,763,029

Metals / Mining — 0.2%

Cleveland-Cliffs, Inc.

6.75%, 3/15/26(9)	$921	$968,201

		$968,201

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.0%(6)

New Gold, Inc.

6.375%, 5/15/25(9)	$136	$140,335

		$140,335

Oil and Gas — 0.4%

Centennial Resource Production, LLC

6.875%, 4/1/27(9)	$875	$324,104

Energy Transfer Operating, L.P.

5.875%, 1/15/24	30	32,829

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	972	848,070

Newfield Exploration Co.

5.625%, 7/1/24	82	79,395

Seven Generations Energy, Ltd.

6.75%, 5/1/23(9)	30	30,094

6.875%, 6/30/23(9)	10	10,037

Tervita Corp.

7.625%, 12/1/21(9)	892	858,550

		$2,183,079

Packaging & Containers — 0.1%

ARD Finance S.A.

6.50%, (6.50% cash or 7.25% PIK), 6/30/27(9)(12)	$467	$475,173

		$475,173

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	$111	$64,866

iHeartCommunications, Inc.

6.375%, 5/1/26	208	216,585

8.375%, 5/1/27	376	367,702

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)	8	8,032

Sirius XM Radio, Inc.

4.125%, 7/1/30(9)	83	85,429

Terrier Media Buyer, Inc.

8.875%, 12/15/27(9)	302	309,284

		$1,051,898

Steel — 0.2%

Allegheny Technologies, Inc.

7.875%, 8/15/23	$972	$983,717

		$983,717

Security	Principal Amount (000’s omitted)	Value

Surface Transport — 0.0%(6)

XPO Logistics, Inc.

6.50%, 6/15/22(9)	$56	$56,312

		$56,312

Telecommunications — 0.3%

CenturyLink, Inc.

Series W, 6.75%, 12/1/23	$40	$43,575

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(9)	250	252,187

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	550	551,375

Level 3 Financing, Inc.

5.375%, 1/15/24	25	25,271

Sprint Communications, Inc.

6.00%, 11/15/22	3	3,215

Sprint Corp.

7.25%, 9/15/21	225	234,637

7.625%, 2/15/25	223	263,558

T-Mobile USA, Inc.

6.50%, 1/15/26	110	114,758

		$1,488,576

Utilities — 0.1%

Vistra Operations Co., LLC

5.00%, 7/31/27(9)	$194	$202,924

4.30%, 7/15/29(9)	31	33,556

		$236,480

Total Corporate Bonds & Notes (identified cost $24,359,545)		$23,796,140

Asset-Backed Securities — 6.8%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd.

Series 2019-1A, Class E, 6.993%, (3 mo. USD LIBOR + 6.78%), 1/20/33(9)(13)	$700	$647,452

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 6.766%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(13)	750	693,949

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 6.13%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(13)	2,000	1,746,204

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Ares XXXIV CLO, Ltd.

Series 2015-2A, Class ER, 7.068%, (3 mo. USD LIBOR + 6.85%), 4/17/33(9)(13)	$1,150	$1,034,315

Bardot CLO, Ltd.

Series 2019-2A, Class E, 7.166%, (3 mo. USD LIBOR + 6.95%), 10/22/32(9)(13)	1,000	952,375

Benefit Street Partners CLO XIX, Ltd.

Series 2019-19A, Class E, 7.257%, (3 mo. USD LIBOR + 7.02%), 1/15/33(9)(13)	750	711,399

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 6.837%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(13)	1,000	927,297

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 7.137%, (3 mo. USD LIBOR + 6.90%), 10/15/32(9)(13)	1,000	936,600

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 6.937%, (3 mo. USD LIBOR + 6.70%), 7/15/32(9)(13)	1,000	941,029

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, 7.918%, (3 mo. USD LIBOR + 7.70%), 10/20/32(9)(13)	1,500	1,467,408

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 7.387%, (3 mo. USD LIBOR + 7.15%), 10/15/32(9)(13)	400	383,569

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(13)	1,200	917,523

Series 2015-5A, Class DR, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(13)	500	391,656

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 7.218%, (3 mo. USD LIBOR + 7.00%), 10/20/32(9)(13)	1,000	942,864

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 6.03%, (3 mo. USD LIBOR + 5.75%), 8/15/31(9)(13)	1,000	883,959

Fort Washington CLO, Ltd.

Series 2019-1A, Class E, 7.468%, (3 mo. USD LIBOR + 7.25%), 10/20/32(9)(13)	1,000	905,908

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 6.882%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(13)	1,000	871,118

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 5.468%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(13)	1,000	837,587

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(13)	250	216,611

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 5.968%, (3 mo. USD LIBOR + 5.75%), 1/20/31(9)(13)	1,200	975,105

Security	Principal Amount (000’s omitted)	Value

Harriman Park CLO, Ltd.

Series 2020-1A, Class E, 7.128%, (3 mo. USD LIBOR + 6.91%), 4/20/31(9)(13)	$1,100	$1,080,938

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 6.915%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(13)	1,000	953,003

Kayne CLO 7, Ltd.

Series 2020-7A, Class E, 6.718%, (3 mo. USD LIBOR + 6.50%), 4/17/33(9)(13)	1,150	1,089,979

Madison Park Funding XXXVI, Ltd.

Series 2019-36A, Class E, 7.487%, (3 mo. USD LIBOR + 7.25%), 1/15/33(9)(13)	500	487,173

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 6.787%, (3 mo. USD LIBOR + 6.55%), 7/15/32(9)(13)	1,000	940,489

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 6.968%, (3 mo. USD LIBOR + 6.75%), 4/20/31(9)(13)	600	577,575

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 7.03%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(13)	1,000	966,364

Oaktree CLO, Ltd.

Series 2019-3A, Class E, 6.988%, (3 mo. USD LIBOR + 6.77%), 7/20/31(9)(13)	1,000	828,452

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(13)	900	800,526

Series 2019-1A, Class D, 7.265%, (3 mo. USD LIBOR + 7.00%), 11/14/32(9)(13)	1,000	977,805

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 7.087%, (3 mo. USD LIBOR + 6.85%), 10/15/32(9)(13)	500	474,142

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(13)	700	608,180

Regatta XVI Funding, Ltd.

Series 2019-2A, Class E, 7.237%, (3 mo. USD LIBOR + 7.00%), 1/15/33(9)(13)	750	719,393

Southwick Park CLO, LLC

Series 2019-4A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(13)	2,000	1,904,110

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 6.408%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(13)	775	615,952

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 6.988%, (3 mo. USD LIBOR + 6.77%), 7/20/32(9)(13)	1,000	867,606

Voya CLO, Ltd.

Series 2013-1A, Class DR, 6.717%, (3 mo. USD LIBOR + 6.48%), 10/15/30(9)(13)	2,000	1,542,555

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Wellfleet CLO, Ltd.

Series 2020-1A, Class D, 7.477%, (3 mo. USD LIBOR + 7.24%), 4/15/33(9)(13)	$1,150	$1,072,821

Total Asset-Backed Securities (identified cost $37,007,105)		$33,890,991

Common Stocks — 2.1%
Security	Shares	Value

Aerospace and Defense — 0.2%

IAP Global Services, LLC(4)(14)(15)	55	$824,471

		$824,471

Automotive — 0.0%(6)

Dayco Products, LLC(14)(15)	18,702	$140,265

		$140,265

Business Equipment and Services — 0.0%(6)

Crossmark Holdings, Inc.(14)(15)	2,801	$161,057

		$161,057

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(14)(15)	38,940	$400,108

		$400,108

Electronics / Electrical — 0.6%

Answers Corp.(4)(14)(15)	93,678	$69,322

Software Luxembourg Holding S.A., Class A(14)(15)	13,121	2,624,200

		$2,693,522

Health Care — 0.2%

Akorn Holding Company, LLC, Class A(14)(15)	69,799	$776,514

		$776,514

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., Class A(14)(15)	3,147	$36,191

		$36,191

Oil and Gas — 0.3%

AFG Holdings, Inc.(4)(14)(15)	29,086	$640,474

Fieldwood Energy, Inc.(14)(15)	19,189	1,919

McDermott International, Ltd.(14)(15)	146,105	248,378

Security	Shares	Value

Oil and Gas (continued)

Nine Point Energy Holdings, Inc.(4)(14)(16)	758	$0

RDV Resources, Inc., Class A(4)(14)(15)	28,179	0

Samson Resources II, LLC, Class A(4)(14)	44,102	286,663

Sunrise Oil & Gas, Inc., Class A(14)(15)	11,735	82,145

		$1,259,579

Publishing — 0.5%

ION Media Networks, Inc.(4)(14)(15)	3,990	$2,611,774

Tweddle Group, Inc.(4)(14)(15)	1,778	3,823

		$2,615,597

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(14)(15)	86,335	$77,183

Cumulus Media, Inc., Class A(14)(15)	38,163	193,105

iHeartMedia, Inc., Class A(14)(15)	36,714	301,789

		$572,077

Retailers (Except Food and Drug) — 0.0%(6)

David’s Bridal, LLC(4)(14)(15)	22,476	$196,440

		$196,440

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(4)(14)(15)	85,075	$688,257

		$688,257

Total Common Stocks (identified cost $10,585,799)		$10,364,078

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(4)(15)(16)	14	$0

Total Convertible Preferred Stocks (identified cost $14,000)		$0

Preferred Stocks — 0.1%
Security	Shares	Value

Financial Services — 0.0%(6)

DBI Investors, Inc., Series A-1(4)(14)(15)	1,063	$85,391

		$85,391

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., 15.00% (PIK)(14)(15)	1,486	$22,290

		$22,290

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00% (PIK)(4)(14)(15)	625	$50,000

David’s Bridal, LLC, Series B, 10.00% (PIK)(4)(14)(15)	2,548	206,286

		$256,286

Total Preferred Stocks (identified cost $206,286)		$363,967

Closed-End Funds — 1.6%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,133,274

Invesco Senior Income Trust	361,124	1,281,990

Nuveen Credit Strategies Income Fund	365,228	2,114,670

Nuveen Floating Rate Income Fund	148,079	1,180,190

Nuveen Floating Rate Income Opportunity Fund	103,281	810,756

Voya Prime Rate Trust	396,676	1,670,006

Total Closed-End Funds (identified cost $11,583,774)		$8,190,886

Warrants — 0.0%
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(14)(15)	22	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(14)(15)	158	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(4)(14)(15)	10,065	0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(14)(15)	4,339	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(14)(15)	1,527	$458

Paragon Offshore Finance Company, Class B(14)(15)	764	9,359

Total Miscellaneous (identified cost $16,616)		$9,817

Short-Term Investments — 2.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(17)	12,286,436	$12,286,436

Total Short-Term Investments (identified cost $12,286,436)		$12,286,436

Total Investments — 164.0% (identified cost $855,067,916)		$815,717,888

Less Unfunded Loan Commitments — (0.3)%		$(1,357,632)

Net Investments — 163.7% (identified cost $853,710,284)		$814,360,256

Other Assets, Less Liabilities — (48.5)%		$(241,217,050)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.2)%		$(75,802,118)

Net Assets Applicable to Common Shares — 100.0%		$497,341,088

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Portfolio of Investments — continued

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $1,365,853. See Note 1F for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $51,157,735 or 10.3% of the Trust’s net assets applicable to common shares.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(11)	Security converts to variable rate after the indicated fixed-rate coupon period.

(12)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(13)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(14)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(15)	Non-income producing security.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	17,231,237	EUR	14,684,870	Standard Chartered Bank	11/3/20	$128,502	$—

USD	19,611,668	EUR	16,576,495	HSBC Bank USA, N.A.	11/30/20	294,364	—

USD	1,287,483	GBP	974,853	State Street Bank and Trust Company	11/30/20	24,350	—

USD	35,016	GBP	26,819	State Street Bank and Trust Company	11/30/20	266	—

USD	17,116,259	EUR	14,684,870	Standard Chartered Bank	12/2/20	2,593	—

USD	17,784,552	EUR	15,103,012	Goldman Sachs International	1/29/21	157,625	—

						$607,700	$—

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $841,423,848)	$802,073,820

Affiliated investment, at value (identified cost, $12,286,436)	12,286,436

Cash	5,583,798

Foreign currency, at value (identified cost, $34,224)	34,251

Interest and dividends receivable	2,450,591

Dividends receivable from affiliated investment	1,315

Receivable for investments sold	1,349,039

Receivable for open forward foreign currency exchange contracts	607,700

Tax reclaims receivable	761

Prepaid upfront fees on notes payable	52,164

Prepaid expenses	34,921

Total assets	$824,474,796

Liabilities

Notes payable	$223,000,000

Payable for investments purchased	27,368,722

Payable to affiliates:

Investment adviser fee	507,162

Trustees’ fees	3,387

Accrued expenses	452,319

Total liabilities	$251,331,590

Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$75,802,118

Net assets applicable to common shares	$497,341,088

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,848,313 shares issued and outstanding	$368,483

Additional paid-in capital	565,666,809

Accumulated loss	(68,694,204)

Net assets applicable to common shares	$497,341,088

Net Asset Value Per Common Share

($497,341,088 ÷ 36,848,313 common shares issued and outstanding)	$13.50

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$39,581,282

Dividends	867,937

Dividends from affiliated investment	95,901

Total investment income	$40,545,120

Expenses

Investment adviser fee	$5,847,577

Trustees’ fees and expenses	41,097

Custodian fee	215,114

Transfer and dividend disbursing agent fees	19,242

Legal and accounting services	213,176

Printing and postage	65,801

Interest expense and fees	3,868,355

Preferred shares service fee	75,674

Miscellaneous	139,600

Total expenses	$10,485,636

Net investment income	$30,059,484

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(24,698,728)

Investment transactions — affiliated investment	3,246

Foreign currency transactions	(211,275)

Forward foreign currency exchange contracts	(2,224,587)

Net realized loss	$(27,131,344)

Change in unrealized appreciation (depreciation) —

Investments	$(6,359,366)

Investments — affiliated investment	(848)

Foreign currency	83,869

Forward foreign currency exchange contracts	1,072,573

Net change in unrealized appreciation (depreciation)	$(5,203,772)

Net realized and unrealized loss	$(32,335,116)

Distributions to preferred shareholders	$(1,038,031)

Net decrease in net assets from operations	$(3,313,663)

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$30,059,484	$36,357,861

Net realized loss	(27,131,344)	(1,267,512)

Net change in unrealized appreciation (depreciation)	(5,203,772)	(28,133,499)

Distributions to preferred shareholders	(1,038,031)	(2,658,907)

Net increase (decrease) in net assets from operations	$(3,313,663)	$4,297,943

Distributions to common shareholders	$(34,058,896)	$(36,074,498)

Net decrease in net assets	$(37,372,559)	$(31,776,555)

Net Assets Applicable to Common Shares

At beginning of year	$534,713,647	$566,490,202

At end of year	$497,341,088	$534,713,647

34	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2020

Net decrease in net assets from operations	$(3,313,663)

Distributions to preferred shareholders	1,038,031

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(2,275,632)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(235,437,857)

Investments sold and principal repayments	232,326,870

Decrease in short-term investments, net	198,114

Net amortization/accretion of premium (discount)	(1,171,807)

Amortization of prepaid upfront fees on notes payable	130,490

Decrease in interest and dividends receivable	695,531

Decrease in dividends receivable from affiliated investment	20,800

Increase in receivable for open forward foreign currency exchange contracts	(559,668)

Increase in tax reclaims receivable	(761)

Decrease in prepaid expenses	27,868

Decrease in payable for open forward foreign currency exchange contracts	(512,905)

Decrease in payable to affiliate for investment adviser fee	(26,792)

Decrease in payable to affiliate for Trustees’ fees	(68)

Decrease in accrued expenses	(392,191)

Increase in unfunded loan commitments	906,352

Net change in unrealized (appreciation) depreciation from investments	6,360,214

Net realized loss from investments	24,695,482

Net cash provided by operating activities	$24,984,040

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(34,058,896)

Cash distributions paid to preferred shareholders	(1,053,653)

Proceeds from notes payable	64,000,000

Repayments of notes payable	(59,000,000)

Payment of prepaid upfront fees on notes payable	(127,500)

Net cash used in financing activities	$(30,240,049)

Net decrease in cash and restricted cash*	$(5,256,009)

Cash and restricted cash at beginning of year(1)	$10,874,058

Cash at end of year(1)	$5,618,049

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$4,209,402

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(87).

(1)	Balance includes foreign currency, at value.

35	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year (Common shares)	$14.510	$15.370	$15.210		$14.860	$14.350

Income (Loss) From Operations

Net investment income(1)	$0.816	$0.987	$0.885		$0.898	$0.963

Net realized and unrealized gain (loss)	(0.874)	(0.796)	0.153		0.359	0.459

Distributions to preferred shareholders

From net investment income(1)	(0.028)	(0.072)	(0.066)		(0.034)	(0.019)

Discount on redemption and repurchase of auction preferred shares(1)	—	—	0.044		—	0.048

Total income (loss) from operations	$(0.086)	$0.119	$1.016		$1.223	$1.451

Less Distributions to Common Shareholders

From net investment income	$(0.924)	$(0.979)	$(0.856)		$(0.873)	$(0.941)

Total distributions to common shareholders	$(0.924)	$(0.979)	$(0.856)		$(0.873)	$(0.941)

Net asset value — End of year (Common shares)	$13.500	$14.510	$15.370		$15.210	$14.860

Market value — End of year (Common shares)	$11.900	$12.910	$13.430		$14.550	$14.150

Total Investment Return on Net Asset Value(2)	0.42%	1.69%	7.25	%(3)	8.54%	11.31	%(4)

Total Investment Return on Market Value(2)	(0.52)%	3.55%	(2.04)%		9.04%	17.27%

36	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$497,341	$534,714	$566,490	$560,431	$547,620

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees	1.32%	1.28%	1.31%	1.34%	1.38%

Interest and fee expense(6)	0.78%	1.40%	1.06%	0.75%	0.49%

Total expenses	2.10%	2.68%	2.37%	2.09%	1.87%

Net investment income	6.03%	6.64%	5.78%	5.93%	6.84%

Portfolio Turnover	30%	28%	32%	42%	35%

Senior Securities:

Total notes payable outstanding (in 000’s)	$223,000	$218,000	$222,000	$199,000	$198,000

Asset coverage per $1,000 of notes payable(7)	$3,570	$3,801	$3,893	$4,298	$4,250

Total preferred shares outstanding	3,032	3,032	3,032	3,836	3,836

Asset coverage per preferred share(8)	$66,612	$70,501	$72,558	$72,511	$71,584

Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 6.94%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 10.95%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 9).

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 266%, 282%, 290%, 290% and 286% at October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(9)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended October 31,
	2020	2019	2018	2017	2016

Expenses excluding interest and fees	0.84%	0.82%	0.85%	0.87%	0.88%

Interest and fee expense	0.50%	0.91%	0.69%	0.49%	0.31%

Total expenses	1.34%	1.73%	1.54%	1.36%	1.19%

Net investment income	3.86%	4.29%	3.76%	3.85%	4.34%

37	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

The number of APS issued and outstanding at October 31, 2020 are as follows:

APS Issued and Outstanding

Series A	739

Series B	763

Series C	738

Series D	792

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

There were no transactions in APS during the years ended October 31, 2020 and October 31, 2019.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2020, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2020	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.15%	$247,872	1.34%	0.06-3.32

Series B	0.15	255,730	1.34	0.06-3.32

Series C	0.15	253,693	1.38	0.09-3.32

Series D	0.15	280,736	1.42	0.14-3.32

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2020.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$35,096,927	$38,733,405

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

During the year ended October 31, 2020, accumulated loss was decreased by $288 and paid-in capital was decreased by $288 due to differences between book and tax accounting for investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,864,201

Deferred capital losses	$(28,788,418)

Net unrealized depreciation	$(41,769,987)

At October 31, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $28,788,418 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $23,151,729 are long-term and $5,636,689 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$856,093,223

Gross unrealized appreciation	$8,724,542

Gross unrealized depreciation	(50,457,509)

Net unrealized depreciation	$(41,732,967)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2020, the Trust’s investment adviser fee amounted to $5,847,577. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $236,291,145 and $232,158,862, respectively, for the year ended October 31, 2020.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended October 31, 2020 and October 31, 2019.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,084,905 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended October 31, 2020 and October 31, 2019, there were no shares sold by the Trust pursuant to its shelf offering.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2020 and October 31, 2019.

7  Restricted Securities

At October 31, 2020, the Trust owned the following securities (representing 0.00% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	758	$34,721	$0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$14,000	$0

Total Restricted Securities			$48,721	$0

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2020, the Trust had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Forward foreign currency exchange contracts	$607,700	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Trust’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$157,625	$—	$(123,242)	$—	$34,383

HSBC Bank USA, N.A.	294,364	—	(256,429)	—	37,935

Standard Chartered Bank	131,095	—	—	—	131,095

State Street Bank and Trust Company	24,616	—	—	—	24,616

	$607,700	$—	$(379,671)	$—	$228,029

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(2,224,587)	$1,072,573

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $65,439,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $255 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 16, 2021, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 17, 2020, the Trust also paid an upfront fee of $127,500, which is being amortized to interest expense through March 16, 2021. The unamortized balance at October 31, 2020 is approximately $52,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

of the Agreement. At October 31, 2020, the Trust had borrowings outstanding under the Agreement of $223,000,000 at an annual interest rate of 0.95%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2020. For the year ended October 31, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $205,505,464 and 1.62%, respectively.

10  Investments in Affiliated Funds

At October 31, 2020, the value of the Trust’s investment in affiliated funds was $12,286,436, which represents 2.5% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$12,482,152	$219,756,454	$(219,954,568)	$3,246	$(848)	$12,286,436	$95,901	12,286,436

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$723,409,005	$2,048,936	$725,457,941

Corporate Bonds & Notes	—	23,796,140	—	23,796,140

Asset-Backed Securities	—	33,890,991	—	33,890,991

Common Stocks	1,220,563	3,822,291	5,321,224	10,364,078

Convertible Preferred Stocks	—	—	0	0

Preferred Stocks	—	22,290	341,677	363,967

Closed-End Funds	8,190,886	—	—	8,190,886

Warrants	—	—	0	0

Miscellaneous	—	9,817	—	9,817

Short-Term Investments	—	12,286,436	—	12,286,436

Total Investments	$9,411,449	$797,236,970	$7,711,837	$814,360,256

Forward Foreign Currency Exchange Contracts	$—	$607,700	$—	$607,700

Total	$9,411,449	$797,844,670	$7,711,837	$814,967,956

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Trust’s performance, or the performance of the securities in which the Trust invests.

13  Additional Information

On August 27, 2020, the Trust’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the recent implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. As of the date these financial statements were issued, the court has not ruled on these matters.

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Trust’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Trust shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Trust at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on January 7, 2021 and at any adjournments or postponements thereof.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Trust designates approximately $867,937, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 13, 2020. The following action was taken by the common and auction preferred shareholders, voting together as a single class:

Proposal 1(a)(i):  The election of Thomas E. Faust Jr., Mark R. Fetting and William H. Park as Class II Trustees of the Trust for a three-year term expiring in 2023.

	Number of Shares
Nominee for Trustee	For	Withheld

Thomas E. Faust Jr.	25,096,022	6,430,995

Mark R. Fetting	25,170,284	6,356,733

William H. Park	23,813,430	7,713,587

The following action was taken by the auction preferred shareholders, voting separately as a single class:

Proposal 1(a)(ii):  The election of George J. Gorman as Class II Trustee of the Trust for a three-year term expiring in 2023.

	Number of Shares
Nominee for APS Trustee	For	Withheld

George J. Gorman	2,848	146

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

50

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(2)	Until 2023. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

51

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee(2)	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2021. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

52

Eaton Vance

Senior Floating-Rate Trust

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	APS Trustee
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

54

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$100,063	$99,888
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,151	$13,641
All Other Fees(3)	$0	$0

Total	$116,214	$113,529

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/19	10/31/20
Registrant	$16,151	$13,641
Eaton Vance(1)	$59,903	$51,800

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”).

If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Russ is a Vice President of EVM and has been a portfolio manager of the Trust since November 2003. Messrs. Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,695.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,514.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,695.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Craig P. Russ
Registered Investment Companies	9	$16,853.5	0	$0
Other Pooled Investment Vehicles	5	$5,601.1	0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Other Accounts	7	$4,278.9	0	$0

Andrew N. Sveen
Registered Investment Companies	11	$18,184.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	$100,001 - $500,000
Andrew N. Sveen	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation	Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020